CONSENT AND AMENDMENT NUMBER TWO TO
                           LOAN AND SECURITY AGREEMENT
                           ---------------------------


          THIS CONSENT AND AMENDMENT NUMBER TWO TO LOAN AND SECURITY AGREEMENT (this "Consent and Amendment") is entered into as of August 29, 1997 (but effective only in accordance with the terms and conditions of Section 4 of this Consent and Amendment), by and among FOOTHILL CAPITAL CORPORATION, a California corporation ("Foothill"), LASERSIGHT INCORPORATED, a Delaware corporation ("LaserSight"), LASERSIGHT TECHNOLOGIES, INC., a Delaware corporation ("Technologies"), MEC HEALTH CARE, INC., a Maryland corporation ("MEC"), LSI ACQUISITION, INC., a New Jersey corporation ("LSI"), LASERSIGHT CENTERS INCORPORATED, a Delaware corporation ("Centers"), and MRF, INC., a Missouri corporation ("MRF," together with LaserSight, Technologies, MEC, LSI, and Centers, individually and collectively, jointly and severally, "Borrower"), with reference to the following facts:

          A. Foothill and Borrower heretofore have entered into that certain Loan and Security Agreement, dated as of March 31, 1997, as amended by that certain Consent and Amendment Number One to Loan and Security Agreement, dated as of July 28, 1997 (as amended, the "Loan Agreement");

          B. Borrower has requested that Foothill consent to the following transactions (collectively, the "Transactions") being contemplated by Borrower and to the amendment of the Loan Agreement as required thereby: (i) the sale of securities by LaserSight as contemplated by that certain Securities Purchase Agreement, dated as of August 29, 1997, between LaserSight and the purchasers signatory thereto, which agreement shall be in form and substance satisfactory to Foothill, and (ii) the formation by LaserSight of its wholly-owned Subsidiary, LaserSight Patents, Inc., a Delaware corporation, for the purpose of acquiring the patents and related rights contemplated under the IBM Option Agreement;

          C. Borrower also has requested that Foothill amend Section 7.20 of the Loan Agreement to modify certain financial covenants set forth therein;

          D. Foothill is willing to consent to the Transactions and to amend the Loan Agreement in accordance with the terms and conditions hereof; and

          E. All capitalized terms used but not defined herein shall have the meanings ascribed to them in the Loan Agreement, as amended hereby.

          NOW, THEREFORE, in consideration of the above recitals and the mutual premises contained herein, Foothill and Borrower hereby agree as follows:

          1. Amendments to the Loan Agreement.

               a. Section 1.1 of the Loan Agreement hereby is amended to include the following defined terms:

          "Investor Intercreditor Agreement" means that certain Intercreditor Agreement between Foothill as the Investors, dated as of August 29, 1997.

          "Investors" means those Persons identified on Schedule P-2 attached hereto.

          "LPI" means LaserSight Patents, Inc., a Delaware corporation.

          "Series B Certificate of Designation" means that certain Certificate of Designations, Preferences and Rights of Series B Convertible Participating Preferred Stock of LaserSight as filed with the Delaware Secretary of State on August 29, 1997 and as attached hereto as Exhibit S-1.

          "Series B Preferred Stock" means the 1,600 shares of Series B Convertible Participating Preferred Stock of LaserSight acquired by the Investors pursuant to the Securities Purchase Agreement.

          "Securities Purchase Agreement" means that certain Securities Purchase Agreement, dated as of August 29, 1997, by and among LaserSight and the Investors.

          "Transactions" is defined in the recitals to this Consent and Agreement.

          "Utilization" means, on the date of any determination thereof, the sum of: (a) the aggregate outstanding principle balance of the Advances made pursuant to Section 2.1; plus (b) the aggregate amount of all reserves in Borrower's Loan Account made by Foothill; plus (c) the aggregate amount of all accrued and unpaid Consolidated Current Liabilities that Foothill determines that, in accordance with its past practice, Borrower would normally have paid by such date of determination.

               b. Section 1.1 of the Loan Agreement is hereby amended to revise the following defined term:

          "Change of Contract" shall be deemed to have occurred at such time as a "person" or "group" (within the meaning of Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934) other than an Investor becomes the

     "beneficial owner" (as defined in Rule 13d-3 under the Securities-Exchange Act of 1934), directly or indirectly, of more than 20% (30% with respect to the initial transferee of an Investor) of the total voting power of all classes of stock then outstanding of any Borrower entitled to vote in the election of directors.

               c. Section 7.11 of the Loan Agreement hereby is amended in its entirety to read as follows:

          7.11 Distributions. Make any distribution or declare or pay any dividends (in cash or other property, other than capital stock) on, or purchase, acquire, redeem, or retire any of any Borrower's capital stock, of any class, whether now or hereafter outstanding; provided, however, that, so long as (a) no Default or Event of Default has occurred and is continuing or would result therefrom and (b) after giving effect to the payment of such dividends, the lesser of the Borrowing Base and the Maximum Revolving Amount exceeds the Utilization by $1,000,000, LaserSight may declare and pay dividends on the Series A Preferred Stock as required under the Series A Certificate of Designation; and provided further, however, Borrower may redeem shares of the Series B Preferred Stock out of the net proceeds received by Borrower of the sale of any of the "Investor Collateral" as defined in the Investor Intercreditor Agreement, provided that any such sale does not adversely effect the rights of Foothill in the IBM License Rights pursuant to the Investor Intercreditor Agreement and the documents and agreements associated therewith.

               d. Clauses (a), (b), and (c) of Section 7.20 of the Loan Agreement hereby are amended in their entirety to read as follows:

          (a) Current Ratio. A ratio of Consolidated Current Assets divided by Consolidated Current Liabilities, as measured on a fiscal quarter-end basis, of not less than the ratio set forth below for the period corresponding thereto:

          Fiscal Quarter Ended                        Ratio
          --------------------                        -----

          September 30, 1997                          1.40:1.00
          December 31, 1997                           1.30:1.00
          March 31, 1997                              1.10:1.00
          June 30, 1998                               1.30:1.00
          September 30, 1998                          1.50:1.00

          (b) Unit and Revenue Volume. Minimum unit sales of ophthalmic laser systems and consolidated revenue (after laser commissions) during the following periods, as measured on a cumulative basis at the end of each fiscal quarter:

          Fiscal Quarter                                Minimum Consolidated
          Ended                       Minimum Unit            Net Revenue
          -----                       ------------            -----------

          September 30, 1997                7                 $ 4,950,000
          December 31, 1997                18                 $10,750,000
          March 31, 1998                   34                 $19,000,000
          June 30, 1998                    58                 $30,000,000
          September 30, 1998               84                 $42,000,000

          (c) Consolidated EBITDA. Minimum consolidated EBITDA during the following periods, as measured on a cumulative basis at the end of each fiscal quarter:

          Fiscal Quarter                       Minimum Consolidated EBITDA
          --------------                       ---------------------------

          September 30, 1997                          -$1,500,000
          December 31, 1997                           -$2,250,000
          March 31, 1998                              -$1,350,000
          June 30, 1998                                $1,000,000
          September 30, 1998                           $3,800,000

               e. Schedule 5.8 of the Loan Agreement hereby is deleted in its entirety and the replacement Schedule 5.8 attached hereto as Exhibit A is substituted in lieu therefor.

          2. Foothill's Consent. Foothill hereby consents to the Transactions, and agrees that the Transactions shall be deemed not to cause any Default or Event of Default under the Loan Agreement, as amended by this Consent and Amendment.

          3. Representations and Warranties. Borrower hereby represents and warrants to Foothill that (a) the execution, delivery, and performance of this Consent and Amendment and of the Loan Agreement, as amended by this Consent and Amendment, are within its corporate powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected, and (b) this Consent and Amendment and the Loan Agreement, as amended by this Consent and Amendment, constitute Borrower's legal, valid, and binding obligation, enforceable against Borrower in accordance with its terms.

          4. Conditions Precedent to the Effectiveness of this Consent and Amendment. The effectiveness of this Consent and Amendment is subject to the fulfillment, to the satisfaction of Foothill and its counsel, of each of the following conditions:

               a. Foothill shall have received each of the following documents, duly executed, and each such document shall be in full force and effect:

                    (1) a General Continuing Guaranty, in form and substance satisfactory to Foothill, executed and delivered by LPI in favor of Foothill (the "LPI Guaranty");

                    (2) a Security Agreement, in form and substance satisfactory to Foothill, executed and delivered by LPI and Foothill;

                    (3) a Patent Security Agreement, in form and substance satisfactory to Foothill, executed and delivered by LPI and Foothill;

                    (4) a Pledge Amendment in the form of Exhibit B attached hereto;

                    (5) an Intercreditor Agreement, in form and substance satisfactory to Foothill, executed and delivered by the Investors and Foothill; and

                    (6) an  amendment  to the  Warrants,  in form and  substance
     satisfactory   to  Foothill,   executed  and   delivered  by  Foothill  and
     LaserSight.

               b. Foothill shall have received the original certificates representing or evidencing all of the Pledged Shares (as defined in the Stock Pledge Agreement) of LPI, together with stock powers or equivalent assignments with respect thereto duly endorsed in blank;

               c. Foothill shall have received a certificate from the Secretary or other officer acceptable to Foothill of LPI attesting to the resolutions of LPI's Board of Directors authorizing its execution, delivery, and performance of the LPI Guaranty and the other Loan Documents to which LPI is a party and authorizing specific officers of LPI to execute the same;

               d. Foothill shall have received copies of LPI's Governing Documents, as amended, modified, or supplemented to the date hereof, certified by the Secretary or other officer acceptable to Foothill of LPI;

               e. Foothill shall have received a certificate of status with respect to LPI, dated within 30 days of the date hereof, such certificate to be issued by the appropriate officer of the State of Delaware, which certificate shall indicate that LPI is in good standing in such jurisdiction;

               f. Foothill shall have received certificates of status with respect to LPI, each dated within 30 days of the date hereof, such certificates to be issued by the appropriate officer of the jurisdictions in which its failure to be duly qualified or licensed would constitute a Material Adverse Change, which certificates shall indicate that LPI is in good standing in such jurisdictions;

               g. LPI shall have executed and delivered to Foothill such UCC-1 Financing Statements as Foothill may require;

               h. Foothill shall have received copies, certified by an appropriate officer of LaserSight, as being true, complete, and correct, of the Securities Purchase Agreement and any other documents or agreement executed and/or delivered in connection therewith, each of which shall be in form and substance satisfactory to Foothill;

               i.  The   Licensing   Condition   as  defined  in  the   Investor
Intercreditor Agreement shall have been completed to the satisfaction of Foothill;

               j. No Material Adverse Change in the financial condition of Borrower or in the value of the Collateral shall have occurred;

               k. The representations and warranties in this Consent and Amendment, the Loan Agreement as amended by this Consent and Amendment, and the other Loan Documents shall be true and correct in all respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date);

               l. No Event of Default or event which with the giving of notice or passage of time would constitute an Event of Default shall have occurred and be continuing on the date hereof, nor shall result from the consummation of the transactions contemplated herein; and

               m. No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any governmental authority against Borrower, Foothill, or any of their Affiliates.

          5. Effect on Loan Agreement. The Loan Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. The execution, delivery, and performance of this Consent and Amendment shall not operate as a waiver of or, except as expressly set forth herein, as an amendment, of any right, power, or remedy of Foothill under the Loan Agreement, as in effect prior to the date hereof.

          6. Further Assurances. Borrower shall execute and deliver all agreements, documents, and instruments, in form and substance satisfactory to Foothill, and take all actions as Foothill may reasonably request from time to time, to perfect and maintain the perfection and priority of Foothill's security interests in the Collateral and to fully consummate the transactions contemplated under this Consent and Amendment and the Loan Agreement, as amended by this Consent and Amendment.

          7. Miscellaneous.

               a. Upon the effectiveness of this Consent and Amendment, each reference in the Loan Agreement to "this Agreement," "hereunder," "herein," "hereof," or words of like import referring to the Loan Agreement shall mean and refer to the Loan Agreement as amended by this Consent and Amendment.

               b. Upon the  effectiveness  of this Consent and  Amendment,  each reference in the Loan Documents to the "Loan Agreement," "thereunder," "therein," "thereof," or words of like import referring to the Loan Agreement shall mean and refer to the Loan Agreement as amended by this Consent and Amendment.

               c. This Consent and Amendment shall be governed by and construed in accordance with the laws of the State of California.

               d. This Consent and Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Consent and Amendment by signing any such counterpart.


                  [Remainder of page intentionally left blank]

          IN WITNESS WHEREOF, the parties hereto have caused this Consent and Amendment to be duly executed as of the date first written above.

                                       FOOTHILL CAPITAL CORPORATION,
                                       a California corporation


                                       By:  /s/ Albert R. Joseph
                                           ----------------------------

                                       Title:  Vice President
                                              -------------------------


                                       LASERSIGHT INCORPORATED,
                                       a Delaware corporation


                                       By: /s/ Michael R. Farris
                                          -----------------------------

                                       Title:  President
                                             --------------------------


                                       LASERSIGHT TECHNOLOGIES, INC.,
                                       a Delaware corporation


                                       By: /s/ Gregory L. Wilson
                                          -----------------------------

                                       Title:
                                             --------------------------


                                       MEC HEALTH CARE, INC.,
                                       a Maryland corporation


                                       By: /s/ Gregory L. Wilson
                                          -----------------------------

                                       Title:
                                             --------------------------

                                       LSI ACQUISITION, INC.,
                                       a New Jersey corporation


                                       By: /s/ Gregory L. Wilson
                                          -----------------------------

                                       Title:
                                             --------------------------


                                       LASERSIGHT CENTERS INCORPORATED,
                                       a Delaware corporation


                                       By: /s/ Gregory L. Wilson
                                          -----------------------------

                                       Title:
                                             --------------------------


                                       MRF, INC.,
                                       a Missouri corporation


                                       By: /s/ Gregory L. Wilson
                                          -----------------------------

                                       Title:
                                             --------------------------